2nd Quarter 2014 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION		INTERNATIONAL ENERGY
3	Consolidating Statement of Operations	24	Operating Statistics
5	Consolidating Balance Sheet

REGULATED UTILITIES		COMMERCIAL POWER
7	Consolidating Segment Income	25	Operating Statistics
9	Consolidating Balance Sheet
11	Operating Statistics (Regulated Utilities)	DUKE ENERGY OHIO SUPPLEMENT
13	Operating Statistics (Duke Energy Carolinas)	26	Consolidating Statement of Operations
15	Operating Statistics (Duke Energy Progress)
17	Operating Statistics (Duke Energy Florida)
19	Operating Statistics (Duke Energy Ohio - Electric)
21	Operating Statistics (Duke Energy Ohio - Natural Gas
22	Operating Statistics (Duke Energy Indiana)

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Six Months Ended June 30, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$10,758	$—	$57	$(1)	$(69)	$10,745
Nonregulated electric, natural gas and other	—	746	701	54	(2)	1,499
Regulated natural gas	330	—	—	—	(1)	329
Total operating revenues	11,088	746	758	53	(72)	12,573
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,808	—	—	—	—	3,808
Fuel used in electric generation and purchased power - nonregulated	—	222	614	23	(14)	845
Cost of natural gas and other	121	33	11	—	—	165
Operation, maintenance and other	2,506	175	232	119	(59)	2,973
Depreciation and amortization	1,365	50	81	55	—	1,551
Property and other taxes	645	5	24	2	—	676
Impairment charges (b)	1	—	1,402	(15)	—	1,388
Total operating expenses	8,446	485	2,364	184	(73)	11,406
Gains on Sales of Other Assets and Other, Net	1	5	1	—	—	7
Operating Income (Loss)	2,643	266	(1,605)	(131)	1	1,174
Other Income and Expenses	131	109	10	22	(19)	253
Interest Expense	545	46	38	208	(18)	819
Income (Loss) from Continuing Operations Before Income Taxes	2,229	329	(1,633)	(317)	—	608
Income Tax Expense (Benefit)	803	46	(634)	(133)	—	82
Income (Loss) from Continuing Operations	1,426	283	(999)	(184)	—	526
Less: Net Income Attributable to Noncontrolling Interest	—	7	—	1	—	8
Segment Income (Loss) / Net Expense	$1,426	$276	$(999)	$(185)	$—	$518
Income from Discontinued Operations, Net of Tax						(6)
Net Income Attributable to Duke Energy Corporation						$512

(a)	The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio's current Electric Stability Plan (ESP).

(b)	The amount for Commercial Power relates to the planned disposition of the nonregulated Midwest generation business.

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Six Months Ended June 30, 2013
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric (a)	$9,700	$—	$57	$28	$(62)	$9,723
Nonregulated electric, natural gas and other	—	798	952	43	(18)	1,775
Regulated natural gas	280	—	—	—	(1)	279
Total operating revenues	9,980	798	1,009	71	(81)	11,777
Operating Expenses
Fuel used in electric generation and purchased power - regulated	3,381	—	—	—	—	3,381
Fuel used in electric generation and purchased power - nonregulated	—	267	632	21	(19)	901
Cost of natural gas and other	93	35	19	—	—	147
Operation, maintenance and other	2,422	175	239	151	(62)	2,925
Depreciation and amortization	1,092	50	125	71	—	1,338
Property and other taxes	630	6	26	4	—	666
Impairment charges (b)	387	—	—	(1)	—	386
Total operating expenses	8,005	533	1,041	246	(81)	9,744
Gains (Losses) on Sales of Other Assets and Other, Net	6	—	1	(4)	—	3
Operating Income (Loss)	1,981	265	(31)	(179)	—	2,036
Other Income and Expenses	109	47	11	19	—	186
Interest Expense	478	38	32	200	—	748
Income (Loss) from Continuing Operations Before Income Taxes	1,612	274	(52)	(360)	—	1,474
Income Tax Expense (Benefit)	603	84	(51)	(141)	—	495
Income (Loss) from Continuing Operations	1,009	190	(1)	(219)	—	979
Less: Net Income Attributable to Noncontrolling Interest	—	6	—	(3)	—	3
Segment Income (Loss) / Net Expense	$1,009	$184	$(1)	$(216)	$—	$976
Income from Discontinued Operations, Net of Tax						(3)
Net Income Attributable to Duke Energy Corporation						$973

(a)	The amount for Commercial Power is primarily due to stability charge revenues included in Duke Energy Ohio's current ESP.

(b)
The amount for Regulated Utilities is primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Crystal River Unit 3 regulatory asset, a $65 million charge for the write-off of the wholesale portion of the Levy investments and a $22 million charge resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Assets
(Unaudited)

	June 30, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$81	$1,694	$10	$223	$—	$2,008
Receivables, net	516	223	—	138	—	877
Restricted receivables of variable interest entities, net	2,085	—	33	—	—	2,118
Receivables from affiliated companies	559	130	394	12,515	(13,598)	—
Notes receivable from affiliated companies	435	—	95	924	(1,454)	—
Inventory	2,950	85	5	16	—	3,056
Assets held for sale	—	—	409	—	—	409
Regulatory assets	1,252	—	—	97	—	1,349
Other	808	43	224	663	(40)	1,698
Total current assets	8,686	2,175	1,170	14,576	(15,092)	11,515
Investments and Other Assets
Investment in equity method unconsolidated affiliates	2	75	250	54	—	381
Investments and advance to (from) subsidiaries	(247)	(19)	(9)	43,862	(43,587)	—
Nuclear decommissioning trust funds	5,417	—	—	—	—	5,417
Goodwill	15,950	329	64	—	—	16,343
Assets held for sale	—	—	2,195	—	—	2,195
Other	1,965	1,198	145	1,115	(1,196)	3,227
Total investments and other assets	23,087	1,583	2,645	45,031	(44,783)	27,563
Property, Plant and Equipment
Cost	93,169	3,581	2,513	1,622	—	100,885
Accumulated depreciation and amortization	(31,786)	(1,024)	(296)	(871)	—	(33,977)
Net property, plant and equipment	61,383	2,557	2,217	751	—	66,908
Regulatory Assets and Deferred Debits
Regulatory assets	8,588	—	71	350	—	9,009
Other	99	6	34	39	—	178
Total regulatory assets and deferred debits	8,687	6	105	389	—	9,187
Total Assets	101,843	6,321	6,137	60,747	(59,875)	115,173
Segment reclassifications, intercompany balances and other	(773)	(858)	(485)	(57,940)	60,056	—
Reportable Segment Assets	$101,070	$5,463	$5,652	$2,807	$181	$115,173

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	June 30, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,466	$55	$21	$240	$—	$1,782
Accounts payable to affiliated companies	12,639	2	62	878	(13,581)	—
Notes payable to affiliated companies	139	—	805	513	(1,457)	—
Notes payable and commercial paper	—	—	—	1,867	—	1,867
Taxes accrued	752	86	(99)	(217)	—	522
Interest accrued	296	42	2	113	—	453
Current maturities of long-term debt	647	204	80	956	—	1,887
Liabilities associated with assets held for sale	—	—	271	—	—	271
Regulatory liabilities	140	—	—	—	—	140
Other	1,293	96	82	368	(53)	1,786
Total current liabilities	17,372	485	1,224	4,718	(15,091)	8,708
Long-Term Debt	26,270	1,083	889	10,464	—	38,706
Notes Payable to Affiliated Companies	450	—	—	747	(1,197)	—
Deferred Credits and Other Liabilities
Deferred income taxes	12,922	156	720	(1,784)	—	12,014
Investment tax credits	435	—	—	—	—	435
Accrued pension and post-retirement benefit costs	890	1	30	342	—	1,263
Liabilities associated with assets held for sale	—	—	75	—	—	75
Asset retirement obligations	4,990	2	38	—	—	5,030
Regulatory liabilities	6,285	—	—	53	—	6,338
Other	1,155	77	135	356	—	1,723
Total deferred credits and other liabilities	26,677	236	998	(1,033)	—	26,878
Equity
Total Duke Energy Corporation shareholders' equity	31,074	4,457	3,012	45,847	(43,587)	40,803
Noncontrolling interests	—	60	14	4	—	78
Total equity	31,074	4,517	3,026	45,851	(43,587)	40,881
Total Liabilities and Equity	101,843	6,321	6,137	60,747	(59,875)	115,173

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$3,755	$2,615	$2,341	$647	$1,593	$(193)	$10,758
Regulated natural gas	—	—	—	330	—	—	330
Total operating revenues	3,755	2,615	2,341	977	1,593	(193)	11,088
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,146	1,019	993	231	626	(207)	3,808
Cost of natural gas	—	—	—	121	—	—	121
Operation, maintenance and other	891	699	396	202	314	4	2,506
Depreciation and amortization	490	286	271	111	205	2	1,365
Property and other taxes	204	121	167	109	44	—	645
Impairment charges	—	—	1	—	—	—	1
Total operating expenses	2,731	2,125	1,828	774	1,189	(201)	8,446
Gains on Sales of Other Assets and Other, Net	—	1	—	1	—	(1)	1
Operating Income	1,024	491	513	204	404	7	2,643
Other Income and Expenses (a)	93	16	11	5	11	(5)	131
Interest Expense	203	115	99	41	87	—	545
Income from Continuing Operations Before Income Taxes	914	392	425	168	328	2	2,229
Income Tax Expense	310	145	164	52	121	11	803
Segment Income	$604	$247	$261	$116	$207	$(9)	$1,426

(a)
Contains equity component of allowance for funds used during construction of $44 million for Duke Energy Carolinas, $9 million for Duke Energy Progress, $2 million for Duke Energy Ohio, and $6 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Six Months Ended June 30, 2013
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$3,307	$2,338	$2,110	$616	$1,424	$(95)	$9,700
Regulated natural gas	—	—	—	280	—	—	280
Total operating revenues	3,307	2,338	2,110	896	1,424	(95)	9,980
Operating Expenses
Fuel used in electric generation and purchased power - regulated	950	886	883	206	569	(113)	3,381
Cost of natural gas	—	—	—	93	—	—	93
Operation, maintenance and other	863	655	389	226	300	(11)	2,422
Depreciation and amortization	448	250	142	99	155	(2)	1,092
Property and other taxes	192	113	164	122	38	1	630
Impairment charges (a)	—	22	345	—	—	20	387
Total operating expenses	2,453	1,926	1,923	746	1,062	(105)	8,005
Gains on Sales of Other Assets and Other, Net	2	—	1	4	—	(1)	6
Operating Income	856	412	188	154	362	9	1,981
Other Income and Expenses (b)	65	22	13	3	10	(4)	109
Interest Expense	173	95	92	33	84	1	478
Income from Continuing Operations Before Income Taxes	748	339	109	124	288	4	1,612
Income Tax Expense	280	132	44	44	108	(5)	603
Segment Income	$468	$207	$65	$80	$180	$9	$1,009

(a)
Includes $387 million of impairment charges primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Crystal River Unit 3 regulatory asset, a $65 million charge to write-off the wholesale portion of the Levy investments and a $22 million charge resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

(b)
Contains equity component of allowance for funds used during construction of $47 million for Duke Energy Carolinas, $23 million for Duke Energy Progress, $4 million for Duke Energy Florida, and $7 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Balance Sheet - Assets
(Unaudited)

	June 30, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Regulated Utilities
Current Assets
Cash and cash equivalents	$23	$7	$13	$25	$12	$1	$81
Receivables, net	163	120	71	119	42	1	516
Restricted receivables of variable interest entities, net	705	471	403	—	—	506	2,085
Receivables from affiliated companies	90	446	35	539	108	(659)	559
Notes receivable from affiliated companies	280	—	76	91	75	(87)	435
Inventory	909	897	583	120	440	1	2,950
Regulatory assets	388	369	273	37	173	12	1,252
Other	224	255	42	48	220	19	808
Total current assets	2,782	2,565	1,496	979	1,070	(206)	8,686
Investments and Other Assets
Investment in equity method unconsolidated affiliates	—	—	2	—	—	—	2
Investments and advance to (from) subsidiaries	82	(350)	2	—	—	19	(247)
Nuclear decommissioning trust funds	2,995	1,632	790	—	—	—	5,417
Goodwill	—	—	—	920	—	15,030	15,950
Other	997	461	253	30	213	11	1,965
Total investments and other assets	4,074	1,743	1,047	950	213	15,060	23,087
Property, Plant and Equipment
Cost	35,645	22,638	14,102	7,091	12,717	976	93,169
Accumulated depreciation and amortization	(12,304)	(8,828)	(4,380)	(2,223)	(4,049)	(2)	(31,786)
Net property, plant and equipment	23,341	13,810	9,722	4,868	8,668	974	61,383
Regulatory Assets and Deferred Debits
Regulatory assets	1,509	1,386	2,609	419	669	1,996	8,588
Other	43	34	43	9	25	(55)	99
Total regulatory assets and deferred debits	1,552	1,420	2,652	428	694	1,941	8,687
Total Assets	31,749	19,538	14,917	7,225	10,645	17,769	101,843
Segment reclassifications, intercompany balances and other	(185)	(541)	(120)	(22)	(49)	144	(773)
Reportable Segment Assets	$31,564	$18,997	$14,797	$7,203	$10,596	$17,913	$101,070

(a)	In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	June 30, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Duke Energy
Current Liabilities
Accounts payable	$510	$316	$345	$166	$129	$—	$1,466
Accounts payable to affiliated companies	143	200	90	—	2	12,204	12,639
Notes payable to affiliated companies	—	201	—	25	—	(87)	139
Taxes accrued	288	48	181	82	138	15	752
Interest accrued	100	78	42	17	59	—	296
Current maturities of long-term debt	47	306	12	197	5	80	647
Regulatory liabilities	30	61	26	13	10	—	140
Other	368	329	405	59	125	7	1,293
Total current liabilities	1,486	1,539	1,101	559	468	12,219	17,372
Long-Term Debt	8,088	5,411	5,095	1,587	3,640	2,449	26,270
Notes Payable to Affiliated Companies	300	—	—	—	150	—	450
Deferred Credits and Other Liabilities
Deferred income taxes	5,799	2,708	1,816	1,249	1,314	36	12,922
Investment tax credits	207	82	1	5	140	—	435
Accrued pension and post-retirement benefit costs	157	315	283	31	106	(2)	890
Asset retirement obligations	1,641	1,779	818	23	30	699	4,990
Regulatory liabilities	2,736	1,853	625	261	804	6	6,285
Other	678	117	254	77	39	(10)	1,155
Total deferred credits and other liabilities	11,218	6,854	3,797	1,646	2,433	729	26,677
Equity	10,657	5,734	4,924	3,433	3,954	2,372	31,074
Total Liabilities and Equity	31,749	19,538	14,917	7,225	10,645	17,769	101,843

(a)	In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	47,145	40,455
Nuclear	33,279	33,499
Hydro	1,324	1,875
Oil & gas	23,466	22,530
Renewable energy	7	7
Total generation (b)	105,221	98,366
Purchased power and net interchange (c)	13,809	14,655
Total sources of energy	119,030	113,021
Less: Line loss and company usage	5,652	5,321
Total GWh Sources	113,378	107,700
Electric Energy Sales (GWh) (d)
Residential	42,104	39,591
General service	36,872	35,976
Industrial	25,136	24,746
Other energy and wholesale	18,824	16,837
Change in unbilled	580	343
Total GWh Sales	123,516	117,493
Owned MW Capacity (a)
Summer	49,452	49,579
Winter	52,790	52,840
Nuclear Capacity Factor (%) (e)	91	94

(a)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$4,592	$4,061
General service	3,071	2,837
Industrial	1,517	1,403
Other energy and wholesale (a)	1,173	1,108
Change in unbilled	37	33
Total Revenues	$10,390	$9,442
Average Number of Customers (in thousands)
Residential	6,266	6,203
General service	941	934
Industrial	18	19
Other energy and wholesale	22	23
Total Average Number of Customers	7,247	7,179

(a)	Net of Joint Dispatch Agreement (JDA) intercompany sales.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	17,621	14,475
Nuclear	21,512	22,021
Hydro	758	1,151
Oil & gas	3,676	4,245
Renewable energy	7	7
Total generation (b)	43,574	41,899
Purchased power and net interchange (c)	3,533	3,167
Total sources of energy	47,107	45,066
Less: Line loss and company usage	2,578	2,618
Total GWh Sources	44,529	42,448
Electric Energy Sales (GWh) (d)
Residential	14,436	13,523
General service	13,734	13,303
Industrial	10,381	10,140
Other energy and wholesale	5,793	5,456
Change in unbilled	185	26
Total GWh Sales	44,529	42,448
Owned MW Capacity (a)
Summer	19,770	19,698
Winter	20,496	20,410
Nuclear Capacity Factor (%) (e)	92	98

(a)	Statistics reflect Duke Energy Carolinas' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,518	$1,330
General service	1,090	1,022
Industrial	587	536
Other energy and wholesale	360	297
Change in unbilled	17	4
Total Revenues	$3,572	$3,189
Average Number of Customers (in thousands)
Residential	2,083	2,063
General service	342	338
Industrial	6	7
Other energy and wholesale	14	15
Total Average Number of Customers	2,445	2,423

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	8,252	6,799
Nuclear	11,767	11,478
Hydro	451	563
Oil & gas	8,221	7,492
Total generation (b)	28,691	26,332
Purchased power and net interchange (c)	3,227	3,547
Total sources of energy	31,918	29,879
Less: Line loss and company usage	1,064	1,123
Total GWh Sources	30,854	28,756
Electric Energy Sales (GWh) (d)
Residential	9,539	8,771
General service	7,410	7,157
Industrial	4,997	5,108
Other energy and wholesale	8,935	7,733
Change in unbilled	(27)	(13)
Total GWh Sales	30,854	28,756
Owned MW Capacity (a)
Summer	12,221	12,231
Winter	13,334	13,240
Nuclear Capacity Factor (%) (e)	89	86

(a)	Statistics reflect Duke Energy Progress' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$979	$871
General service	635	600
Industrial	325	321
Other energy and wholesale	595	462
Change in unbilled	4	10
Total Revenues	$2,538	$2,264
Average Number of Customers (in thousands)
Residential	1,253	1,239
General service	222	221
Industrial	4	4
Other energy and wholesale	2	2
Total Average Number of Customers	1,481	1,466

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	5,946	5,288
Oil & gas	11,122	10,332
Total generation (b)	17,068	15,620
Purchased power and net interchange (c)	2,534	3,551
Total sources of energy	19,602	19,171
Less: Line loss and company usage	1,101	1,302
Total GWh Sources	18,501	17,869
Electric Energy Sales (GWh) (d)
Residential	8,447	8,235
General service	6,950	6,918
Industrial	1,604	1,582
Other energy and wholesale	769	721
Change in unbilled	731	413
Total GWh Sales	18,501	17,869
Owned MW Capacity (a)
Summer	8,929	9,095
Winter	9,948	10,191

(a)	Statistics reflect Duke Energy Florida's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,169	$1,026
General service	739	649
Industrial	149	129
Other energy and wholesale	224	272
Change in unbilled	43	21
Total Revenues	$2,324	$2,097
Average Number of Customers (in thousands)
Residential	1,495	1,475
General service	191	189
Industrial	2	2
Other energy and wholesale	2	2
Total Average Number of Customers	1,690	1,668

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	1,088	1,701
Total generation (b)	1,088	1,701
Purchased power and net interchange (c)	1,289	617
Total sources of energy	2,377	2,318
Less: Line loss and company usage	212	133
Total GWh Sources	2,165	2,185
Electric Energy Sales (GWh) (d)
Residential	4,592	4,335
General service	4,671	4,565
Industrial	2,930	2,819
Other energy and wholesale	192	275
Change in unbilled	(82)	(16)
Total GWh Sales	12,303	11,978
Owned MW Capacity (a)
Summer	1,039	1,039
Winter	1,141	1,141

(a)	Statistics reflect Duke Energy Ohio's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include only Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$356	$332
General service	217	204
Industrial	55	53
Other energy and wholesale	15	11
Change in unbilled	(7)	1
Total Revenues	$636	$601
Average Number of Electric Customers (in thousands)
Residential	742	737
General service	86	86
Industrial	3	3
Other energy and wholesale	3	3
Total Average Number of Customers	834	829

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Natural Gas)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
MCF Sales (a)
Residential	29,534,496	26,620,497
General service	17,624,423	15,799,582
Industrial	4,321,235	3,688,976
Other energy and wholesale	11,419,293	10,888,315
Change in unbilled	(4,902,000)	(4,915,000)
Total MCF Sales	57,997,447	52,082,370
Revenues from Distribution of Natural Gas (in millions)
Residential	$227	$197
General service	95	81
Industrial	13	12
Other energy and wholesale	10	9
Change in unbilled	(19)	(19)
Total Revenues	$326	$280
Average Number of Natural Gas Customers (in thousands)
Residential	475	471
General service	44	44
Industrial	2	2
Total Average Number of Customers	521	517

(a)	Represents non-weather normalized billed sales, with gas delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	14,254	12,189
Hydro	115	161
Gas	431	464
Total generation (b)	14,800	12,814
Purchased power and net interchange (c)	3,226	3,773
Total sources of energy	18,026	16,587
Less: Line loss and company usage	697	145
Total GWh Sources	17,329	16,442
Electric Energy Sales (GWh) (d)
Residential	5,090	4,727
General service	4,107	4,033
Industrial	5,224	5,097
Other energy and wholesale	3,135	2,652
Change in unbilled	(227)	(67)
Total GWh Sales	17,329	16,442
Owned MW Capacity (a)
Summer	7,493	7,516
Winter	7,871	7,858

(a)	Statistics reflect Duke Energy Indiana's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$570	$502
General service	390	362
Industrial	401	364
Other energy and wholesale	171	159
Change in unbilled	(20)	(3)
Total Revenues	$1,512	$1,384
Average Number of Customers (in thousands)
Residential	693	689
General service	100	100
Industrial	3	3
Other energy and wholesale	1	1
Total Average Number of Customers	797	793

INTERNATIONAL ENERGY
Operating Statistics
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Sales, Gwh	9,522	9,682
Net proportional megawatt capacity in operation	4,411	4,584

COMMERCIAL POWER
Operating Statistics
(Unaudited)

	Six Months Ended June 30,
	2014	2013
Generation (GWh)
Coal	7,798	8,734
Gas	7,773	7,238
Renewable energy	3,058	2,820
Actual plant generation	18,629	18,792
Net proportional megawatt capacity in operation	7,839	8,127

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Six Months Ended June 30, 2014
	Regulated Utilities		Commercial Power	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric (a)	$464	$183	$56	$—	$703
Nonregulated electric, natural gas and other	—	—	273	(12)	261
Regulated natural gas	252	78	—	—	330
Total operating revenues	716	261	329	(12)	1,294
Operating Expenses
Fuel used in electric generation and purchased power - regulated	139	92	—	—	231
Fuel used in electric generation and purchased power - nonregulated	—	—	369	(12)	357
Cost of natural gas and other	81	40	6	—	127
Operation, maintenance and other	135	67	154	11	367
Depreciation and amortization	89	22	36	—	147
Property and other taxes	103	6	18	—	127
Impairment charges (b)	—	—	1,438	—	1,438
Total operating expenses	547	227	2,021	(1)	2,794
Gain on Sales of Other Assets and Other, net	1	—	—	(1)	—
Operating Income (Loss)	170	34	(1,692)	(12)	(1,500)
Other Income and Expenses	4	1	—	—	5
Interest Expense	33	8	11	(1)	51
Income (Loss) Before Income Taxes	141	27	(1,703)	(11)	(1,546)
Income Tax Expense (Benefit)	43	9	(598)	(3)	(549)
Net Income (Loss)	$98	$18	$(1,105)	$(8)	$(997)

(a)	The amount for Commercial Power is primarily due to stability charge revenues included in the current ESP.

(b)	The amount for Commercial Power relates to the planned disposition of the nonregulated Midwest generation business.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Six Months Ended June 30, 2013
	Regulated Utilities		Commercial Power	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric (a)	$445	$171	$56	$—	$672
Nonregulated electric, natural gas and other	—	—	625	(19)	606
Regulated natural gas	219	61	—	—	280
Total operating revenues	664	232	681	(19)	1,558
Operating Expenses
Fuel used in electric generation and purchased power - regulated	137	69	—	—	206
Fuel used in electric generation and purchased power - nonregulated	—	—	481	(19)	462
Cost of natural gas and other	65	28	—	—	93
Operation, maintenance and other	163	63	157	14	397
Depreciation and amortization	77	22	78	—	177
Property and other taxes	115	7	14	—	136
Total operating expenses	557	189	730	(5)	1,471
Gain on Sales of Other Assets and Other, net	—	4	1	(1)	4
Operating Income (Loss)	107	47	(48)	(15)	91
Other Income and Expenses	2	1	1	(1)	3
Interest Expense	25	8	3	—	36
Income (Loss) before Income Taxes	84	40	(50)	(16)	58
Income Tax Expense (Benefit)	30	14	(17)	(6)	21
Net Income (Loss)	$54	$26	$(33)	$(10)	$37

(a)	The amount for Commercial Power is primarily due to stability charge revenues included in the current ESP.